Exhibit 99.1
OpenText Announces Chadwick Westlake to pursue CEO opportunity in Canadian banking sector

Fourth Quarter Fiscal Year 2025 Financial Results to be Released on Thursday, August 7, 2025

Company Reports Strong Preliminary Q4FY25 Revenue Expectations of
approximately US$1.31 Billion

Waterloo, ON, July 9, 2025 - Open Text Corporation (NASDAQ: OTEX), (TSX: OTEX) announced today that Chadwick Westlake will step down as EVP, Chief Financial Officer to assume the President & Chief Executive Officer role at his former employer, EQB, following the unexpected passing of its CEO. Mr. Westlake’s departure will be effective August 15, 2025, post-completion of OpenText’s fiscal year-end reporting.

OpenText has initiated a comprehensive search to identify a long-term successor with the assistance of a leading executive search firm. Following Mr. Westlake’s departure in August and until the search is completed, Cosmin Balota, OpenText’s SVP, Chief Accounting Officer, will serve as CFO on an interim basis. Mr. Balota has over 30 years of experience, joined OpenText in 2019, and is a Chartered Professional Accountant in Canada and holds a Master of Accounting from the University of Waterloo.

“We appreciate Chadwick’s contributions during his time as CFO, and congratulate him on his new role,” said Mark J. Barrenechea, OpenText CEO & CTO. “We are pleased to have an incredibly experienced senior Finance Team and to have Cosmin serve in the interim position as we continue to advance our strategic objectives with a strong financial foundation. On behalf of OpenText, I want to express our condolences to the family and colleagues of Andrew Moor, President & CEO of EQB, on his recent unexpected passing.”

“It has been a tremendous experience at OpenText. I am proud to have worked with this incredible team at one of the best companies in the world, and I leave knowing OpenText has an extremely bright future ahead,” commented Mr. Westlake. “I look forward to completing the fiscal year and transitioning my responsibilities before taking on my next opportunity later in August.”

Strong Preliminary Q4 Revenue Expectations

OpenText also announced today strong preliminary fourth quarter fiscal year 2025 revenue expectations of approximately US$1.31 billion. OpenText will release its full financial results for its fourth quarter fiscal year 2025 after the close of market on Thursday, August 7, 2025.

Mark J. Barrenechea (OpenText CEO & CTO), together with Chadwick Westlake (EVP, Chief Financial Officer), Paul Duggan (President, Chief Customer Officer), Todd Cione (President, Worldwide Sales), and Cosmin Balota (SVP, Chief Accounting Officer) will host an earnings call webcast at 8:30 a.m. ET on Friday, August 8, 2025, from the OpenText Investor Relations website.

“We are pleased with our strong Q4 revenue expectations and want to thank our customers for their continued trust. We look forward to discussing our full Q4 results in early August,” continued Mr. Barrenechea.

Earnings Call Webcast Details

Date:	Friday, August 8, 2025
Time:	8:30 a.m. ET
Length:	60 minutes
Webcast:	Access on OpenText IR website

Exhibit 99.1

About OpenText

OpenText is the leading Information Management software and services company in the world. We help organizations solve complex global problems with a comprehensive suite of Business Clouds, Business AI, and Business Technology. For more information about OpenText (NASDAQ/TSX: OTEX), please visit us at https://www.opentext.com.

For more information, please contact:

Greg Secord
Vice President, Global Head of Investor Relations
Open Text Corporation
415-963-0825
investors@opentext.com

Copyright ©2025 Open Text. OpenText is a trademark or registered trademark of Open Text. The list of trademarks is not exhaustive of other trademarks. Registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text. All rights reserved. For more information, visit: https://www.opentext.com/about/copyright-information.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release, including statements about Open Text Corporation (“OpenText” or “the Company”) regarding its strategic objectives, financial condition, preliminary fourth quarter fiscal year 2025 revenue expectations and search to identify a long-term CFO successor, and other matters, which may contain words such as “anticipates”, “expects”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “may”, “could”, “would”, “might”, “will” and variations of these words or similar expressions, are intended to identify forward-looking statements or information under applicable securities laws (forward-looking statements). In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management's perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances, such as certain assumptions about the economy, as well as market, financial and operational assumptions. Management's estimates, beliefs and assumptions, including statements regarding future targets and aspirations, are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change and are not considered guidance. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct. Forward-looking statements involve known and unknown risks and uncertainties such as those relating to: all statements regarding the expected future financial position, results of operations, revenues, expenses, margins, cash flows, dividends, share buybacks, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, including any anticipated synergy benefits; incurring unanticipated costs, delays or difficulties; and our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives. Preliminary fourth quarter fiscal year 2025 revenue expectations reflect management’s current views with respect to the Company’s financial results. No independent registered public accounting firm has audited, reviewed, examined, or performed any procedures with respect to, nor have they expressed any form of assurance on, these preliminary expectations. Such preliminary expectations

Exhibit 99.1
remain subject to the completion of normal quarter-end and fiscal-end accounting procedures and closing adjustments. The actual results that OpenText achieves may differ materially from any forward-looking statements, including as it relates to such revenue expectations, as a result of the completion of normal quarter-end and fiscal-end accounting procedures, closing adjustments and other developments which may arise between now and the time that the Company’s financial results are finalized. For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the Securities and Exchange Commission (SEC) and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Further, readers should note that we may announce information using our website, press releases, securities law filings, public conference calls, webcasts and the social media channels identified on the Investors section of our website (https://investors.opentext.com). Such social media channels may include the Company's or our CEO's blog, X, formerly known as Twitter, account or LinkedIn account. The information posted through such channels may be material. Accordingly, readers should monitor such channels in addition to our other forms of communication.